                     TABLE OF CONTENTS

Letter to Shareholders......................................................   1
Performance Results.........................................................   3
Performance Perspective.....................................................   4
Portfolio Management Review.................................................   5
Portfolio of Investments....................................................   7
Statement of Assets and Liabilities.........................................   8
Statement of Operations.....................................................   9
Statement of Changes in Net Assets..........................................  10
Financial Highlights........................................................  11
Notes to Financial Statements...............................................  14
Report of Independent Accountants...........................................  20

GTI ANR 11/95

                             LETTER TO SHAREHOLDERS



               [PHOTO OF DENNIS J. MCDONNELL AND DON G. POWELL]

November 7, 1995

Dear Shareholder:
  The first nine months of 1995 have been very positive for most investors. Both the fixed-income and stock markets have made considerable gains during the period ended September 30, 1995.
  This year serves as a reminder of just how quickly markets can move and how difficult it can be to predict the timing of those movements. Moreover, this year reinforces the importance of maintaining a long-term perspective and reaf-firms the principle that it is time--not timing--that leads to investment suc-cess.

ECONOMIC OVERVIEW
  Due in large part to the Federal Reserve Board's efforts to tighten monetary supply in 1994, the economy has slowed significantly this year. Despite a stronger-than-expected third quarter growth rate of 4.2 percent, economic growth during the first half of the year was substantially lower than its fourth quarter 1994 rate of 5.1 percent. And, while other key economic data, including unemployment rates and housing starts, have shown mixed signs during recent months, the general economic trends for the year continue to support a "soft landing" scenario.
  Comfortable with the economy's rate of growth and level of inflation, the Fed reversed its trend of raising interest rates and lowered short-term rates by a quarter percent on July 6. Financial markets, perceiving that the Fed's mone-tary initiatives had taken hold without driving the economy into a recession, rallied through much of the year. With slowing growth, interest rates declined and the value of many fixed-income investments rose (bond yields and prices move in opposite directions). For example, the yield on 30-year Treasury secu-rities fell from 7.88 percent at the end of December 1994 to 6.50 percent at the end of September 1995, while its price rose more than 16 percent. Likewise, the yield on the Bond Buyer's Municipal Bond Index fell from 7.28 percent at the end of December to 6.23 percent at the end of September. Although municipal bond yields have declined, they are still offering competitive yields, particu-larly to those investors in higher tax brackets.

ECONOMIC OUTLOOK
  We believe the Fed will move cautiously before it continues to lower short-term rates, waiting for further signs that the economy has settled into a slow growth pattern. We expect moderate growth, as economic data continues to send mixed signals. We anticipate the economy will grow at an annual rate of 3 per-cent in the fourth quarter and inflation will continue to run under 3 percent, driven by slowing population and labor force growth.

                                                         (Continued on page two)

  Based upon a generally modest growth and low inflation outlook, we believe the outlook for fixed-income markets--including municipal bonds--is positive. In the near term, we believe domestic markets will benefit from a stable U.S. dollar and an increase in business activity driven in part by a number of re-cently announced strategic reorganizations of some of the nation's blue chip industry leaders.
  On the following pages, you can read about your Fund's performance for the period, as well as portfolio management's outlook for the Fund in the coming months. We hope that you will find the information contained in the question-and-answer section helpful.

CORPORATE NEWS
  On October 6 all Van Kampen American Capital open-end mutual funds, currently listed in newspapers nationwide, began appearing under one heading. The new listing reflects our company name and is abbreviated as "Van Kamp Amer Cap."
  Once again, thank you for your continued confidence in your investment with Van Kampen American Capital and for the privilege of working with you in seek-ing to reach your financial goals.

Sincerely,

/s/Don G. Powell                 /s/Dennis J. McDonnell
Don G. Powell                    Dennis J. McDonnell
Chairman                         President
Van Kampen American Capital      Van Kampen American Capital
Asset Management, Inc.           Asset Management, Inc.

          PERFORMANCE RESULTS FOR THE PERIOD ENDED SEPTEMBER 30, 1995

         VAN KAMPEN AMERICAN CAPITAL U.S. GOVERNMENT TRUST FOR INCOME

                                                A SHARES    B SHARES    C SHARES

TOTAL RETURNS
One-year total return based on NAV/1/..........   10.97%      10.14%      10.14%
One-year total return/2/.......................    5.66%       6.14%       9.14%
Life-of-Fund average annual total return/2/....    3.29%/3/    3.31%/3/    2.92%
Commencement Date.............................. 10/06/92    10/06/92    04/12/93

DISTRIBUTION RATE AND YIELD
Distribution Rate/4/...........................    7.33%       6.98%       6.98%
SEC Yield/5/...................................    5.12%       4.60%       4.60%


/1/Assumes reinvestment of all distributions for the period ended and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

/2/Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

/3/Total return from November 2, 1992 (date the Fund's investment strategy was implemented) through the period ended.

/4/Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

/5/SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending as shown above.

See the Prior Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

                PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE

  As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular inter-vals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:

  . Reflect the impact of favorable market trends or difficult market con-ditions

  . Help you evaluate the extent to which your fund's management team has responded to the opportunities and challenges presented to them over the period measured

  For these reasons, you may find it helpful to review the chart below, which compares your fund's performance to that of the Lehman Brothers General U.S. Government and U.S. Mortgage Indices and the Merrill Lynch Intermediate-Term U.S. Government Index over time. The indices are unmanaged statistical compos-ites, and do not reflect any commissions or fees which would be incurred by an investor purchasing the securities they represent. Similarly, their perfor-mance does not reflect any sales charges or other costs which would be appli-cable to an actively managed portfolio, such as that of the Fund.

 GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
 Van Kampen American Capital U.S. Government Trust for Income Fund vs. Lehman Brothers General U.S. Government and U.S. Mortgage Indices and Merrill Lynch Intermediate-Term U.S. Government Index (November 1992 through September
 1995)


                             [GRAPH APPEARS HERE]

Fund's Total Return
1 Year Avg. Annual = 5.66%
Inception Avg. Annual = 3.29%

            VKAC U.S. Government    Lehman Brothers General   Lehman Brothers        Merrill Lynch Intermediate-Term
            Trust for Income Fund   U.S. Government Index*    U.S. Mortgage Index*   U.S. Government Index
            ---------------------   -----------------------   --------------------   -------------------------------
Nov 1992    $ 9,522                 $10,000.00                $10,000.00             $10,000.00
Dec 1992    $ 9,682                 $10,129.00                $10,168.00             $10,128.00
Dec 1993    $10,330                 $11,208.75                $10,863.49             $10,958.50
Dec 1994    $ 9,918                 $10,831.02                $10,700.54             $10,782.06
Sep 1995    $11,023                 $12,257.46                $12,096.96             $11,948.68

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions for the period ended September 30, 1995, and includes payment of the maximum sales charge (4.75% for A shares). While past performance is not indicative of future performance, the above in-formation provides a broader vantage point from which to evaluate the discus-sion of the Fund's performance found in the following pages.
*The Lehman Brothers General U.S. Government and U.S. Mortgage Indices repre-sent all U.S. Government and Treasury securities and all agency mortgage-backed securities, respectively, and were initially selected as benchmark's for the Fund's performance. However, based upon the Fund's asset composition, we believe the Merrill Lynch Intermediate-Term U.S. Government Index provides a more accurate benchmark for the Fund's performance. Therefore, the Lehman Brothers General U.S. Government and U.S. Mortgage Indices will not be shown in future reports.

                          PORTFOLIO MANAGEMENT REVIEW


         VAN KAMPEN AMERICAN CAPITAL U.S. GOVERNMENT TRUST FOR INCOME
The following is an interview with the management team of Van Kampen American Capital U.S. Government Trust for Income. The team is lead by Ted Mundy, portfolio manager, and Robert C. Peck, Jr., executive vice president for fixed-income investments.

     HOW WOULD YOU CHARACTERIZE THE MARKET CONDITIONS IN WHICH THE FUND HAS
 Q OPERATED DURING THE PAST FISCAL YEAR (THE TWELVE MONTHS ENDED SEPTEMBER 30, 1995)?

 A As we entered the fiscal period, the Federal Reserve Board was still ac-tively raising short-term interest rates to contain inflation and slow the economy. In the fourth quarter of 1994, for example, the federal funds rate (the rate banks charge each other for overnight loans) was increased to
5.5 percent, causing the yield on a five-year Treasury note to rise to 7.8 percent, an increase of about 50 basis points. Because bond prices and yields move in opposite directions, as interest rates increased, the price of most fixed-income securities declined, creating a downward trend in the fixed-in-come market.
  Despite the Fed's intervention, by year-end (1994), the economy had experi-enced the strongest calendar year GDP growth since 1987 (GDP or Gross Domestic Product is a primary indicator of the status of the economy). The Fed contin-ued to tighten through January 1995, with the fed funds rate rising to 6 per-cent. By the second quarter, when it appeared that GDP growth had slowed and inflation remained under control, the Fed reversed its course and lowered short-term interest rates by 25 basis points to 5.75 percent. This helped to boost investor optimism, and the bond market rallied significantly through the first half of 1995. By the end of the Fund's fiscal period, the yield on a five-year Treasury note had declined by more than 175 basis points from its previous high, to 6 percent.
  In general, over the past year, we have seen the market steadily improve to a more favorable investment climate. Investors who remained fully invested were rewarded thus far in 1995.

 Q   WHAT PORTFOLIO CHANGES WERE MADE TO TAKE ADVANTAGE OF MARKET CONDITIONS?

 A During the fourth quarter of 1994, the portfolio was structured using Treasuries with short-term maturities and mortgage-backed securities in anticipation of rising interest rates. In late December, believing that yields would not rise further, we began adding Treasuries with longer maturities, which proved beneficial when market prices headed higher.
  As the market rallied, the portfolio's mortgage-backed securities increas-ingly became subject to homeowner prepayment risk. In an attempt to reduce this risk, higher coupon securities were exchanged for lower coupon securi-ties. Additionally, in repositioning the portfolio to be more reflective of an intermediate-term maturity U.S. Government bond fund, we shortened the Fund's duration (a measure of the portfolio's sensitivity to interest rate changes) from 4.67 years to 4.50 years. This has helped to create a more stable net as-set value, as explained in a recent shareholder letter.

     [PIE CHART PORTFOLIO HOLDINGS AS OF SEPTEMBER 30, 1995 APPEARS HERE]

Repurchase Agreement   2%
AAA/AA CMO's           7%
FHLMC's                3%
GNMA's                 6%
FNMA's                 8%
Treasury Notes        74%

 Q   HOW HAS THE FUND PERFORMED RELATIVE TO A COMPARATIVE INDEX?
 A The Fund's one-year total return, based on net asset value of Class A shares, was 10.97 percent./1/ This performance compares favorably to the
Merrill Lynch Intermediate-Term Government Index, which had a one-year total return of 10.71 percent.
  The Merrill Lynch index is a broad-based index which reflects the market per-formance of government securities with maturities between 1-10 years. The index is unmanaged and does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents. (Please refer to the chart on page three for additional Fund performance.)

 Q   WHAT IS YOUR OUTLOOK FOR THE MONTHS AHEAD?
 A We anticipate that the economy will grow at an annualized rate of between 2 and 3 percent. Inflation seems to be under control, progressing at an annualized rate of approximately 3 percent, a pace that we expect to continue for the near term. We anticipate that interest rates will remain in a trading range around current levels. For fixed-income securities, the environment ap-pears generally favorable for the remainder of 1995.


/s/Robert C. Peck, Jr.            /s/Ted Mundy
Robert C. Peck, Jr.               Ted Mundy
Executive Vice President          Portfolio Manager
Fixed Income Investments


                                              Please see footnotes on page three

                            PORTFOLIO OF INVESTMENTS

                               September 30, 1995

--------------------------------------------------------------------------------

 Par
 Amount
 (000)     Description                 Coupon       Maturity       Market Value
--------------------------------------------------------------------------------
           UNITED STATES TREASURY
           OBLIGATIONS 78.5%
  $  7,500 Treasury Notes..........    5.875%             02/15/04 $  7,341,825
  **35,000 Treasury Notes..........    6.125              05/31/97   35,131,250
  **50,000 Treasury Notes..........    8.875              02/15/96   50,562,500
  **15,000 Treasury Notes..........    8.875              11/15/97   15,874,200
  **18,000 Treasury Notes..........    8.875              02/15/99   19,575,000
   **5,000 Treasury Notes..........    8.875              05/15/00    5,577,350
 **100,000 Treasury Notes..........    9.500              11/15/95  100,422,000
                                                                   ------------
           TOTAL UNITED STATES
           TREASURY OBLIGATIONS
           (Cost $234,784,922).....                                 234,484,125
                                                                   ------------
           UNITED STATES AGENCY AND
           GOVERNMENT
           OBLIGATIONS 13.3%
     4,950 Federal Home Loan
           Mortgage Corp., Pools...    8.000  04/01/25 to 06/01/25    5,059,842
    *5,000 Federal Home Loan
           Mortgage Corp., Forward,
           settling 10/95..........    8.000              12/31/23    5,110,950
     9,688 Federal National
           Mortgage Association,
           Pools...................    8.000              07/01/25    9,902,568
    19,066 Government National
           Mortgage Association,
           Pools...................    8.000  10/15/21 to 06/15/24   19,596,270
                                                                   ------------
           TOTAL UNITED STATES
           AGENCY AND GOVERNMENT
           OBLIGATIONS
           (Cost $38,323,678)......                                  39,669,630
                                                                   ------------
           COLLATERALIZED MORTGAGE
           OBLIGATIONS 11.7%
     4,681 Capstead Security Corp.,
           Series 93-2C............    9.752              08/25/23    4,802,719
    14,648 Federal National
           Mortgage Association....    6.325              03/25/09   14,693,915
     5,327 Prudential Home Mortgage
           Securities, Series
           93-23 A7................   10.000              06/25/08    5,571,219
    10,000 Salomon Brothers
           Mortgage Securities,
           Series
           93-5 A3.................    7.371              10/25/23    9,959,400
                                                                   ------------
           TOTAL COLLATERALIZED
           MORTGAGE OBLIGATIONS
           (Cost $36,187,204)......                                  35,027,253
                                                                   ------------
           REPURCHASE AGREEMENT 2.2%
     6,445 SBC Capital Markets,
           Inc., dated 09/29/95
           (Collateralized by U.S.
           Government obligations
           in a pooled cash
           account) repurchase
           proceeds $6,448,464
           (Cost $6,445,000).......    6.450              10/02/95    6,445,000
                                                                   ------------
 TOTAL INVESTMENTS (Cost $315,740,804) 105.7% ...................   315,626,008
 OTHER ASSETS AND LIABILITIES, NET (5.7%)........................   (17,128,390)
                                                                   ------------
 NET ASSETS 100%.................................................  $298,497,618
                                                                   ------------

* Non-income producing security.
** Securities with a market value of approximately $201.1 million were placed as collateral for forward commitments and futures contracts (see Note 1B).

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               September 30, 1995

--------------------------------------------------------------------------------

ASSETS
Investments, at market value (Cost $315,740,804).................  $315,626,008
Receivable for investments sold..................................    69,953,125
Interest receivable..............................................     6,130,163
Unrealized appreciation of forward commitments...................       170,868
Receivable for Fund shares sold..................................       146,124
Receivable from variation margin.................................       124,794
Other assets.....................................................         6,347
                                                                   ------------
 Total Assets....................................................   392,157,429
                                                                   ------------
LIABILITIES
Payable for investments purchased................................    89,998,804
Payable for Fund shares redeemed.................................     1,672,308
Dividends payable................................................     1,119,857
Due to Distributor...............................................       322,604
Due to Adviser...................................................       150,730
Unrealized depreciation of forward commitments...................       129,590
Due to shareholder service agent.................................        76,969
Deferred Trustees' compensation..................................         9,009
Accrued expenses.................................................       179,940
                                                                   ------------
 Total Liabilities...............................................    93,659,811
                                                                   ------------
NET ASSETS, equivalent to $8.38 per share for Class A, Class B, and Class C shares..............................................  $298,497,618
                                                                   ------------
NET ASSETS WERE COMPRISED OF:
Shares of beneficial interest, at par; 8,375,850 Class A,
 23,892,475 Class B, and 3,349,413 Class C shares outstanding....  $    356,177
Capital surplus..................................................   342,400,461
Accumulated net realized loss on securities......................   (44,341,766)
Net unrealized appreciation (depreciation) of securities
 Investments.....................................................      (114,796)
 Forward commitments.............................................        41,278
 Futures contracts...............................................       120,650
Undistributed net investment income..............................        35,614
                                                                   ------------
NET ASSETS.......................................................  $298,497,618
                                                                   ------------

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                         Year Ended September 30, 1995

--------------------------------------------------------------------------------

INVESTMENT INCOME
Interest..........................................................  $27,396,548
                                                                    -----------
EXPENSES
Management fees...................................................    1,874,427
Shareholder service agent's fees and expenses.....................      473,407
Accounting services...............................................       91,294
Service fees--Class A.............................................      174,329
Distribution and service fees--Class B............................    2,088,101
Distribution and service fees--Class C............................      314,349
Trustees' fees and expenses.......................................       16,856
Audit fees........................................................       44,400
Custodian fees....................................................        7,357
Legal fees........................................................       11,163
Reports to shareholders...........................................       33,740
Registration and filing fees......................................       84,764
Organization expenses.............................................        2,750
Miscellaneous.....................................................       13,903
                                                                    -----------
 Total expenses...................................................    5,230,840
                                                                    -----------
NET INVESTMENT INCOME.............................................   22,165,708
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON SECURITIES
Net realized gain (loss) on securities
 Investments......................................................  (21,883,269)
 Forward commitments..............................................    7,438,437
 Futures contracts................................................     (442,641)
Net unrealized appreciation of securities during the period
 Investments......................................................   20,376,635
 Forward commitments..............................................    2,598,580
 Futures contracts................................................      120,650
                                                                    -----------
NET REALIZED AND UNREALIZED GAIN ON SECURITIES....................    8,208,392
                                                                    -----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................  $30,374,100
                                                                    -----------

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS


--------------------------------------------------------------------------------

                                                      Year Ended September 30
                                                     --------------------------
                                                             1995          1994
--------------------------------------------------------------------------------
NET ASSETS, beginning of period....................  $339,482,495  $373,038,429
                                                     ------------  ------------
OPERATIONS
 Net investment income.............................    22,165,708    27,950,419
 Net realized loss on securities...................   (14,887,473)  (27,238,375)
 Net unrealized appreciation (depreciation) of se-
  curities during the period.......................    23,095,865   (18,866,958)
                                                     ------------  ------------
 Increase (decrease) in net assets resulting from
  operations.......................................    30,374,100   (18,154,914)
                                                     ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income
 Class A...........................................    (5,658,550)   (6,697,256)
 Class B...........................................   (14,806,014)  (17,450,058)
 Class C...........................................    (2,231,929)   (3,082,877)
                                                     ------------  ------------
                                                      (22,696,493)  (27,230,191)
                                                     ------------  ------------
 Excess of book-basis net realized gain on
 securities (see Note 1F)
 Class A...........................................       (44,467)     (813,341)
 Class B...........................................      (131,320)   (2,362,620)
 Class C...........................................       (20,769)     (426,336)
                                                     ------------  ------------
                                                         (196,556)   (3,602,297)
                                                     ------------  ------------
 Total distributions to shareholders...............   (22,893,049)  (30,832,488)
                                                     ------------  ------------
CAPITAL TRANSACTIONS
 Proceeds from shares sold
 Class A...........................................     8,966,043    27,679,417
 Class B...........................................    13,459,583    82,370,435
 Class C...........................................     4,514,085    27,429,633
                                                     ------------  ------------
                                                       26,939,711   137,479,485
                                                     ------------  ------------
 Proceeds from shares issued for distributions re-
  invested
 Class A...........................................     2,282,526     3,247,416
 Class B...........................................     5,967,976     8,823,558
 Class C...........................................     1,122,891     2,028,264
                                                     ------------  ------------
                                                        9,373,393    14,099,238
                                                     ------------  ------------
 Cost of shares redeemed
 Class A...........................................   (18,106,434)  (37,008,105)
 Class B...........................................   (50,895,128)  (75,285,723)
 Class C...........................................   (15,777,470)  (23,853,427)
                                                     ------------  ------------
                                                      (84,779,032) (136,147,255)
                                                     ------------  ------------
 Increase (decrease) in net assets resulting from
  capital transactions.............................   (48,465,928)   15,431,468
                                                     ------------  ------------
DECREASE IN NET ASSETS.............................   (40,984,877)  (33,555,934)
                                                     ------------  ------------
NET ASSETS, end of period (including undistributed
 net investment income of $35,614 and $606,758,
 respectively).....................................  $298,497,618  $339,482,495
                                                     ------------  ------------

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each of the periods indicated.

--------------------------------------------------------------------------------

                                                    Class A
                                      -------------------------------------
                                        Year Ended     October 6, 1992(/1/)
                                       September 30                 through
                                      ---------------         September 30,
                                               1994               1993(/2/)
                                       1995
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of peri-
 od.................................   $8.17    $9.26                 $9.43
                                      ------  -------                ------
INCOME FROM INVESTMENT OPERATIONS
 Investment income..................     .72      .76                   .91
 Expenses...........................    (.09)    (.09)                 (.10)
                                      ------  -------                ------
Net investment income...............     .63      .67                   .81
Net realized and unrealized gains or
 losses on securities...............     .23  (1.0085)               (.1795)
                                      ------  -------                ------
Total from investment operations....     .86   (.3385)                .6305
                                      ------  -------                ------
LESS DISTRIBUTIONS FROM
 Net investment income..............   (.645)   (.674)               (.8005)
 Excess of book-basis net realized
  gains on securities...............   (.005)  (.0775)                   --
                                      ------  -------                ------
Total distributions.................    (.65)  (.7515)               (.8005)
                                      ------  -------                ------
Net asset value, end of period......   $8.38    $8.17                 $9.26
                                      ------  -------                ------
TOTAL RETURN (/3/)..................  10.97%   (3.82%)                8.07%(/4/)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of the period (mil-
 lions).............................   $70.2    $75.3                 $92.4
Average net assets (millions).......   $72.2    $86.5                 $50.9
Ratios to average net assets
 (annualized)(/5/)
 Expenses...........................   1.09%    1.07%                 1.07%
 Expenses, without expense reim-
  bursement.........................     N/A      N/A                 1.15%
 Net investment income..............   7.67%    7.89%                 8.71%
 Net investment income, without ex-
  pense reimbursement...............     N/A      N/A                 8.64%
Portfolio turnover rate.............    262%     122%                  281%

N/A Not applicable.
(1) Commencement of operations.
(2) Based on average month-end shares outstanding.
(3) Total return for periods of less than one full year are not annualized. Total return does not consider the effect of sales charges.
(4) Total return from November 2, 1992 (date the Fund's investment strategy was implemented) through September 30, 1993.
(5) See Note 2.

                                               See Notes to Financial Statements

Selected data for a share of beneficial interest outstanding throughout each of the periods indicated.

--------------------------------------------------------------------------------

                                                    Class B
                                      -------------------------------------
                                        Year Ended     October 6, 1992(/1/)
                                       September 30                 through
                                      ---------------         September 30,
                                               1994               1993(/2/)
                                       1995
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of peri-
 od.................................   $8.17    $9.26                 $9.43
                                      ------  -------                ------
INCOME FROM INVESTMENT OPERATIONS
 Investment income..................     .72      .76                   .86
 Expenses...........................    (.15)    (.15)                 (.16)
                                      ------  -------                ------
Net investment income...............     .57      .61                   .70
Net realized and unrealized gains or
 losses on securities...............    .228  (1.0205)               (.1475)
                                      ------  -------                ------
Total from investment operations....    .798   (.4105)                .5525
                                      ------  -------                ------
LESS DISTRIBUTIONS FROM
 Net investment income..............   (.583)   (.602)               (.7225)
 Excess of book-basis net realized
  gains on securities...............   (.005)  (.0775)                  --
                                      ------  -------                ------
Total distributions.................   (.588)  (.6795)               (.7225)
                                      ------  -------                ------
Net asset value, end of period......   $8.38    $8.17                 $9.26
                                      ------  -------                ------
TOTAL RETURN (/3/)..................  10.14%   (4.61%)                7.24%(/4/)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of the period (mil-
 lions).............................  $200.2   $226.7                $242.8
Average net assets (millions).......  $208.8   $252.4                $108.6
Ratios to average net assets
 (annualized)(/5/)
 Expenses...........................   1.85%    1.82%                 1.81%
 Expenses, without expense reim-
  bursement.........................     N/A      N/A                 1.89%
 Net investment income..............   6.92%    7.11%                 7.70%
 Net investment income, without ex-
  pense reimbursement...............     N/A      N/A                 7.62%
Portfolio turnover rate.............    262%     122%                  281%

N/A not applicable
(1) Commencement of operations.
(2) Based on average month-end shares outstanding.
(3) Total return for periods of less than one full year are not annualized. Total return does not consider the effect of sales charges.
(4) Total return from November 2, 1992 (date the Fund's investment strategy was implemented) through September 30, 1993.
(5) See Note 2.

                                               See Notes to Financial Statements

Selected data for a share of beneficial interest outstanding throughout each of the periods indicated.

--------------------------------------------------------------------------------

                                                       Class C
                                          ------------------------------------
                                            Year Ended
                                           September 30    April 12, 1993(/1/)
                                          ---------------    through September
                                            1995     1994        30, 1993(/2/)
-------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period.....  $8.17    $9.25                $9.41
                                          ------  -------               ------
INCOME FROM INVESTMENT OPERATIONS
 Investment income.......................    .72      .79                  .41
 Expenses................................   (.15)    (.16)                (.08)
                                          ------  -------               ------
Net investment income....................    .57      .63                  .33
Net realized and unrealized gains or
 losses on securities....................   .228  (1.0305)              (.1561)
                                          ------  -------               ------
Total from investment operations.........   .798   (.4005)               .1739
                                          ------  -------               ------
LESS DISTRIBUTIONS FROM
 Net investment income...................  (.583)   (.602)              (.3339)
 Excess of book-basis net realized gains
  on securities..........................  (.005)  (.0775)                 --
                                          ------  -------               ------
Total distributions......................  (.588)  (.6795)              (.3339)
                                          ------  -------               ------
Net asset value, end of period...........  $8.38    $8.17                $9.25
                                          ------  -------               ------
TOTAL RETURN (/3/)....................... 10.14%   (4.51%)               2.10%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (millions).....  $28.1    $37.5                $37.8
Average net assets (millions)............  $31.4    $44.8                $19.2
Ratios to average net assets
 (annualized)(/4/)
 Expenses................................  1.85%    1.82%                1.76%
 Expenses, without expense reimbursement.    N/A      N/A                1.83%
 Net investment income...................  6.94%    7.08%                7.26%
 Net investment income, without expense
  reimbursement..........................    N/A      N/A                7.18%
Portfolio turnover rate..................   262%     122%                 281%

N/A not applicable
(1) Commencement of operations.
(2) Based on average month-end shares outstanding.
(3) Total return for periods of less than one full year are not annualized. Total return does not consider the effect of sales charges.
(4) See Note 2.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
NOTE 1--SIGNIFICANT ACCOUNTING POLICIES
Van Kampen American Capital U.S. Government Trust for Income (the "Fund", for-merly American Capital U.S. Government Trust for Income) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end man-agement investment company. The following is a summary of significant account-ing policies consistently followed by the Fund in the preparation of its financial statements.

A. INVESTMENT VALUATIONS-All debt securities are valued at the last reported bid price. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund.
  Short-term investments with a maturity of 60 days or less when purchased are valued at amortized cost, which approximates market value. Short-term invest-ments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity becomes less than 61 days. From such time, until maturity, the investments are valued at amortized cost.

B. FUTURES CONTRACTS AND FORWARD COMMITMENTS-Transactions in futures contracts and forward commitments are utilized in strategies to manage the market risk of the Fund's investments. The purchase of a futures contract or forward commit-ment increases the impact on net asset value of changes in the market price of investments. Forward commitments have a risk of loss due to nonperformance of counterparties. There is also a risk that the market movement of such instru-ments may not be in the direction forecasted. Note 3--Investment Activity con-tains additional information.
  Futures Contracts--Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. A portion of these funds is held as collateral in an account in the name of the broker, the Fund's agent in acquir-ing the futures position. During the period the futures contract is open, changes in the value of the contract ("variation margin") are recognized by marking the contract to market on a daily basis. As unrealized gains or losses are incurred, variation margin payments are received from or made to the bro-ker. Upon the closing or cash settlement of a contract, gains or losses are re-alized. The cost of securities acquired through delivery under a contract is adjusted by the unrealized gain or loss on the contract.
  Forward Commitments--The Fund trades certain securities under the terms of forward commitments, whereby the settlement for payment and delivery occurs at a specified future date. Forward commitments are privately negotiated transac-tions between the Fund and dealers. Upon executing a forward commitment and during the period of obligation, the Fund maintains collateral of cash or secu-rities in a segregated account with its custodian in an amount sufficient to relieve the obligation. If the intent of the Fund is to accept delivery of a

-------------------------------------------------------------------------------
security traded under a forward purchase commitment, the commitment is re-corded as a long-term purchase. For forward purchase and sale commitments for which security settlement is not intended by the Fund, changes in the value of the commitment are recognized by marking the commitment to market on a daily basis. During the commitment, the Fund may either resell or repurchase the forward commitment and enter into a new forward commitment, the effect of which is to extend the settlement date. In addition, the Fund may occasionally close such forward commitments prior to delivery. Gains and losses are real-ized upon the closing or cash settlement of forward commitments.

C. REPURCHASE AGREEMENTS-A repurchase agreement is a short-term investment in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may in-vest independently in repurchase agreements, or transfer uninvested cash bal-ances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management, Inc. (the "Adviser"), the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is re-quired to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

D. FEDERAL INCOME TAXES-No provision for federal income taxes is required be-cause the Fund has elected to be taxed as a "regulated investment company" un-der the Internal Revenue Code and intends to maintain this qualification by annually distributing all of its taxable net investment income and taxable net realized capital gains on investments to its shareholders. It is anticipated that no distributions of capital gains will be made until tax basis capital loss carryforwards expire or are offset by net realized capital gains.
  The net realized capital loss carryforward of approximately $35.8 million for federal income tax purposes at the end of the period may be utilized to offset future capital gains until expiration in 2003. Additionally, approxi-mately $8.4 million of post October losses are being deferred for tax purposes to the 1996 fiscal year.

E. INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME-Investment transac-tions are accounted for on the trade date. Realized gains and losses on in-vestments are determined on the basis of identified cost. Interest income is accrued daily.

F. DIVIDENDS AND DISTRIBUTIONS-Dividends and distributions to shareholders are recorded on the record date. The Fund distributes tax basis earnings in accor-dance with the

-------------------------------------------------------------------------------
minimum distribution requirements of the Internal Revenue Code which may dif-fer from generally accepted accounting principles. Such dividends or distribu-tions may exceed financial statement earnings.

G. DEBT DISCOUNT AND PREMIUM-For financial reporting purposes, discounts or premiums are accounted for on the same basis as is used for federal income tax reporting. Accordingly, original issue discounts on debt securities purchased are amortized over the life of a security. Premiums on debt securities are not amortized. Market discounts are recognized at the time of sale as realized gains for book purposes and ordinary income for tax purposes.

H. ORGANIZATION COSTS-Organization expenses of approximately $15,000 were de-ferred and are being amortized over a five year period ending September, 1997.

NOTE 2--MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Adviser serves as investment manager of the Fund. Management fees are paid monthly, based on the average daily net assets of the Fund at an annual rate of .60%. From time to time, the Adviser may voluntarily elect to reimburse a portion of the Fund's expenses. Such reimbursement may be discontinued at any time without prior notice.
  Accounting services include the salaries and overhead expenses of the Fund's Treasurer and the personnel operating under his direction. Charges are allo-cated among investment companies advised by the Adviser. For the period, these charges included $10,518 as the Fund's share of the employee costs attribut-able to the Fund's accounting officers. A portion of the accounting services expense was paid to the Adviser in reimbursement of personnel, facilities and equipment costs attributable to the provision of accounting services to the Fund. The services provided by the Adviser are at cost.
  ACCESS Investor Services, Inc., an affiliate of the Adviser, serves as the Fund's shareholder service agent. These services are provided at cost plus a profit. For the period, the fees for these services aggregated $381,420.
  The Fund has been advised that Van Kampen American Capital Distributors, Inc. (the "Distributor") and Advantage Capital Corp. (the "Retail Dealer"), both affiliates of the Adviser, received $13,180 and $18,783, respectively, as their portion of the commissions charged on sales of Fund shares during the period.
  Under the Distribution Plans, each class of shares pays up to .25% per annum of its average net assets to reimburse the Distributor for expenses and serv-ice fees incurred. Class B and Class C shares pay an additional distribution fee of up to .75% per annum of their average net assets to reimburse the Dis-tributor for its distribution expenses. Actual distribution expenses incurred by the Distributor for Class B and Class C shares may exceed the amounts

-------------------------------------------------------------------------------
reimbursed to the Distributor by the Fund. At the end of the period, the unreimbursed expenses incurred by the Distributor under the Class B and Class
C plans aggregated approximately $11.5 million and $696,000, respectively, and may be carried forward and reimbursed through either the collection of the contingent deferred sales charges from share redemptions or, subject to the annual renewal of the plans, future Fund reimbursements of distribution fees.
  Legal fees of $10,871 were for services rendered by O'Melveny & Myers, coun-sel for the Fund. Lawrence J. Sheehan, of counsel to that firm, is a trustee of the Fund.
  Certain officers and trustees of the Fund are officers and trustees of the Adviser, the Distributor, the Retail Dealer and the shareholder service agent.

NOTE 3--INVESTMENT ACTIVITY
During the period, the cost of purchases and proceeds from sales of invest-ments, excluding short-term investments and forward purchase commitments, were $760,420,981 and $836,150,690, respectively.
  For federal income tax purposes, the identified cost of investments owned at the end of the period was the same for federal income tax and financial re-porting purposes. Gross unrealized depreciation of investments aggregated $2,939,588 and gross unrealized appreciation aggregated $2,824,792.

  At the end of the period, the Fund held the following forward purchase com-mitments for which delivery was not intended:

 Par
 Amount                                                Unrealized     Unrealized
 (000)            Security            Market Value   Appreciation (Depreciation)
--------------------------------------------------------------------------------
         Federal Home Loan Mtg
         Corp.
 $25,000  7.50%, settlement 12/95..    $ 25,097,750    $ 43,062     $      --
         Federal National Mtg
         Assoc.
  15,000  7.00%, settlement 12/95 .      14,758,650      53,962            --
  15,000  7.50%, settlement 12/95..      15,045,750      27,000            --
  30,000  7.50%, settlement 10/95..      30,178,200          --       (68,675)
         Government National Mtg
         Assoc.  7.00%, settlement
  25,000 12/95.....................      24,644,500      46,844            --
  25,000  7.50%, settlement 10/95..      25,242,250          --        (3,844)
         United States Treasury
         Notes
  27,000  6.125%, settlement 10/95.      27,141,210          --       (57,071)
                                       ------------    --------     ---------
                                       $162,108,310    $170,868     $(129,590)
                                       ------------    --------     ---------

-------------------------------------------------------------------------------

  At the end of the period, the Fund held the following long U.S. Treasury Notes futures contracts expiring in December, 1995.

                                                             Market   Unrealized
Contracts                                                     Value Appreciation
--------------------------------------------------------------------------------
185 (Five year)........................................ $19,864,375     $ 21,656
80 (Ten year)..........................................   8,820,000       98,994
                                                        -----------     --------
                                                        $28,684,375     $120,650
                                                        -----------     --------

NOTE 4--TRUSTEE COMPENSATION
Trustees who are not affiliated with the Adviser are compensated by the Fund at the annual rate of $1,002 plus a fee of $29 per day for Board meetings at-tended. During the period, such fees aggregated $14,456.
  The trustees may participate in a voluntary Deferred Compensation Plan (the "Plan"). The Plan is not funded, and obligations under the Plan will be paid solely out of the Fund's general accounts. The Fund will not reserve or set aside funds for the payment of its obligations under the Plan by any form of trust or escrow. Each trustee covered by the Plan elects to be credited with an earnings component on amounts deferred equal to the income earned by the Fund on its short-term investments or equal to the total return of the Fund.

NOTE 5--CAPITAL
The Fund offers three classes of shares at their respective net asset values per share, plus a sales charge which is imposed either at the time of purchase (the Class A shares) or at the time of redemption on a contingent deferred ba-sis (the Class B and Class C shares). All classes of shares have the same rights, except that Class B and Class C shares bear the cost of distribution fees and certain other class specific expenses. Realized and unrealized gains or losses, investment income and expenses (other than class specific expenses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Class B and Class C shares automatically convert to Class A shares six years and ten years after purchase, respectively, sub-ject to certain conditions.

-------------------------------------------------------------------------------
  The Fund has an unlimited number of shares of $.01 par value beneficial in-terest authorized. Transactions in shares of beneficial interest were as fol-lows:

                                                       Year Ended September 30
                                                       ------------------------
                                                              1995         1994
--------------------------------------------------------------------------------
Shares sold
 Class A..............................................   1,088,787    3,145,165
 Class B..............................................   1,628,971    9,201,638
 Class C..............................................     550,021    3,059,847
                                                       -----------  -----------
                                                         3,267,779   15,406,650
                                                       -----------  -----------
Shares issued for distributions reinvested
 Class A..............................................     277,298      373,042
 Class B..............................................     725,355    1,013,538
 Class C..............................................     136,641      233,058
                                                       -----------  -----------
                                                         1,139,294    1,619,638
                                                       -----------  -----------
Shares redeemed
 Class A..............................................  (2,204,895)  (4,290,195)
 Class B..............................................  (6,211,959)  (8,702,305)
 Class C..............................................  (1,929,164)  (2,781,050)
                                                       -----------  -----------
                                                       (10,346,018) (15,773,550)
                                                       -----------  -----------
Increase (decrease) in shares outstanding.............  (5,938,945)   1,252,738
                                                       -----------  -----------

NOTE 6--FUND REORGANIZATION
On July 21, 1995, the shareholders approved the reorganization of the Fund to a Delaware Business Trust and the election of fourteen trustees. On August 5, 1995, the reorganization became effective.

                       REPORT OF INDEPENDENT ACCOUNTANTS


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
VAN KAMPEN AMERICAN CAPITAL U.S. GOVERNMENT TRUST FOR INCOME

In our opinion, the accompanying statement of assets and liabilities, includ-ing the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen American Capital U.S. Government Trust for Income at September 30, 1995, and the results of its op-erations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted ac-counting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these fi-nancial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assur-ance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting princi-ples used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmation from brokers were not received, provide a rea-sonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Houston, Texas
November 7, 1995

         VAN KAMPEN AMERICAN CAPITAL U.S. GOVERNMENT TRUST FOR INCOME

BOARD OF TRUSTEES
J. MILES BRANAGAN
PHILIP P. GAUGHAN
LINDA H. HEAGY
ROGER HILSMAN
R. CRAIG KENNEDY
DONALD C. MILLER
JACK E. NELSON
DON G. POWELL
DAVID REES
JEROME L. ROBINSON
LAWRENCE J. SHEEHAN
FERNANDO SISTO*
WAYNE W. WHALEN
WILLIAM S. WOODSIDE
*Chairman of the Board

OFFICERS
DON G. POWELL
President
CURTIS W. MORELL
Vice President and Treasurer
DENNIS J. MCDONNELL
TED MUNDY
RONALD A. NYBERG
ROBERT C. PECK, JR.
JOHN R. REYNOLDSON
PAUL R. WOLKENBERG
Vice Presidents
TANYA M. LODEN
Vice President and Controller
NORI L. GABERT
Vice President and Secretary
J. DAVID WISE
Vice President and Assistant Secretary
PERRY F. FARRELL
M. ROBERT SULLIVAN
Assistant Treasurers
HUEY P. FALGOUT, JR.
Assistant Secretary

INVESTMENT ADVISER
VAN KAMPEN AMERICAN CAPITAL ASSET MANAGEMENT, INC.
2800 Post Oak Blvd.
Houston, Texas 77056

DISTRIBUTOR
VAN KAMPEN AMERICAN CAPITAL
DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICE AGENT
ACCESS INVESTOR SERVICES, INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN
STATE STREET BANK AND TRUST CO.
225 Franklin Street
Boston, Massachusetts 02110

COUNSEL
O'MELVENY & MYERS
400 South Hope Street
Los Angeles, California 90071

INDEPENDENT ACCOUNTANTS
PRICE WATERHOUSE LLP
1201 Louisiana
Houston, Texas 77002

/(C)/Van Kampen American Capital Distributors, Inc., 1995
     All rights reserved.
/SM/denotes a service mark of Van Kampen American Capital Distributors, Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors un-less it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. If used for distributions to prospec-tive investors after 12/31/95, this annual report must be accompanied by a Van Kampen American Capital U.S. Government Trust for Income Fund performance data update for the most recent quarter.